Exhibit 99.1

For more information, contact:

Name: McCall Butler

AT&T Corporate Communications

Phone: 404-986-0456

Email: mb8191@att.com

AT&T INC. ANNOUNCES RESULTS OF EARLY TENDERS IN EXCHANGE OFFERS AND INCREASES SIZE OF POOL 1 OFFER

Dallas, Texas, August 19, 2016 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the results of the early tenders in its private offers to (i) exchange (the “Pool 1 Offer”) the nine series of notes described in the table below (collectively, the “Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2048 (the “New 2048 Notes”) and cash, as applicable;

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
6.450% Global Notes due June 15, 2034	AT&T Inc.(2)	78387GAM5	$405,955,000	1	$92,678,000
6.800% Notes due 2036	AT&T Inc.	00206RAB8	$175,246,000	2	$25,271,000
6.400% Global Notes due 2038	AT&T Inc.	00206RAN2	$326,915,000	3	$65,553,000
6.150% Global Notes due 2034	AT&T Inc.(2)	78387GAQ6	$586,254,000	4	$166,196,000
6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	$1,815,275,000	5	$750,594,000
6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	$1,154,205,000	6	$493,896,000
6.550% Global Notes due 2039	AT&T Inc.	00206RAS1	$1,437,269,000	7	$664,955,000
5.550% Global Notes due 2041	AT&T Inc.	00206RBA9	$2,000,000,000	8	$990,427,000
8.250% Senior Notes due November 15, 2031(3)	AT&T Corp.	001957BD0/ U03017BC0	$770,489,000	9	$531,639,000

(1)	The aggregate principal amounts of each series of Old Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on August 18, 2016 (the “Early Participation Date”), based on information provided by the exchange agent to AT&T.
(2)	AT&T Inc. was formerly known as SBC Communications Inc.
(3)	The 8.250% Senior Notes due November 15, 2031 are fully, unconditionally and irrevocably guaranteed by AT&T. The initial interest rate on the 8.250% Senior Notes due November 15, 2031 was 8.000%.

and (ii) exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) the twelve series of notes described in the table below (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a new series of AT&T’s senior notes to be due in 2049 (the “New 2049 Notes” and, together with the New 2048 Notes, the “New Notes”) and cash, as applicable.

August 19, 2016
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Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(2)	079867AS6	$145,606,000	1	$40,597,000
7.120% Debentures, due July 15, 2097	BellSouth, LLC(3)	079857AF5	$289,101,000	2	$26,813,000
7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(2)	079867AP2	$185,519,000	3	$43,199,000
6.550% Notes due 2034	BellSouth, LLC(4)	079860AE2	$366,188,000	4	$22,832,000
6.000% Notes due 2034	BellSouth, LLC(4)	079860AK8	$360,611,000	5	$43,126,000
7.875% Debentures due 2030	BellSouth, LLC(3)	079857AH1	$505,687,000	6	$145,806,000
6.875% Notes due 2031	BellSouth, LLC(4)	079860AD4	$403,658,000	7	$78,861,000
5.350% Global Notes due 2040	AT&T Inc.	04650NAB0/ U9475PAA6	$3,500,000,000	8	$1,899,933,000
6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(2)	079867AW7	$333,550,000	9	$41,798,000
6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	$257,612,000	10	$19,821,000
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(5)	00209AAF3/ U0027MAC1	$822,103,000	11	$88,770,000
7.125% Senior Notes due 2031	AT&T Mobility LLC(6)	17248RAJ5	$509,890,000	12	$79,341,000

(1)	The aggregate principal amounts of each series of Old Notes that have been validly tendered for exchange and not validly withdrawn, as of the Early Participation Date, based on information provided by the exchange agent to AT&T.
(2)	BellSouth Telecommunications, LLC was formerly known as BellSouth Telecommunications, Inc.
(3)	The 7.120% Debentures, due July 15, 2097 and the 7.875% Debentures due 2030 were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(4)	The 6.550% Notes due 2034, the 6.000% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(5)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(6)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

For each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn, and accepted by AT&T, Eligible Holders of such Old Notes will receive a cash payment for accrued and unpaid interest on the applicable series of Old Notes up to, but not including, the settlement date as well as a cash payment for amounts due in lieu of fractional amounts of New Notes.

The amount of outstanding Old Notes validly tendered and not validly withdrawn as of the Early Participation Date, as reflected in the tables above, satisfied the minimum tender condition in each of the Exchange Offers.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum (the “Offering Memorandum”), dated August 5, 2016,

August 19, 2016
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and the related letter of transmittal (the “Letter of Transmittal”). AT&T also announced today that it has amended the terms of the Pool 1 Offer to increase the maximum aggregate principal amount of New 2048 Notes that will be issued from $2,500,000,000 to $4,500,000,000. No upsizing was made to the Pool 2 Offer and as such, the maximum aggregate principal amount of New 2049 Notes that will be issued is $2,500,000,000.

The Exchange Offers are only made and the New Notes are only being offered to, and copies of the offering documents will only be made available to, a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended (the “Prospectus Directive”), a “Qualified Investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario) that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 1, 2016, unless extended or earlier terminated by AT&T. In accordance with the terms of the Exchange Offers, the withdrawal deadline relating to the Exchange Offers occurred at 5:00 p.m. New York City time on August 18, 2016. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memorandum and the Letter of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

August 19, 2016
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In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (ii) high net worth entities falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation, the information agent for the Exchange Offers, at (866) 470-3900 (toll-free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

August 19, 2016
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